T. Rowe Price Tax-Exempt Money Fund, Inc.

Supplement to prospectus

The following information updates the prospectus for the Tax-Exempt Money Fund, dated July 1, 2008, and supersedes the supplement dated December 18, 2008.

The Money Fund is participating in the Temporary Guarantee Program for Money Market Funds ("Program") established by the U.S. Treasury Department. The Program`s guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 ("Eligible Shareholders") and does not protect new shareholders after that date. Subject to certain conditions and limitations, the Program guarantees that Eligible Shareholders will receive $1.00 for each money market share held. The guarantee applies if a participating money market fund`s net asset value per share falls below $0.995 and the fund decides to liquidate ("Guarantee Event"). Upon declaration of a Guarantee Event, a fund must stop accepting purchases, suspend redemptions, cease the declaration and payment of dividends, and proceed to liquidate.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned when a Guarantee Event occurs. In addition, Eligible Shareholders could lose coverage under the Program if they close their account or change their account registration. Upon any money market fund liquidation pursuant to the Program, shares not covered under the Program will receive only the fund`s net asset value per share, which may be less than $1.00. Payments under the Program are subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The Money Fund has participated in the Program since the Program`s inception. The U.S. Treasury Department has further extended the Program through September 18, 2009, and the fund will continue participating in the Program. The Program`s guarantee still only covers Eligible Shareholders and will not protect new shareholders of the fund after the close of business on September 19, 2008. Participation in each term of the Program requires payment of a fee to the U.S. Treasury Department. The cost to participate is borne by the fund.

The participation fee paid by the fund for the initial three-month term of the Program (September 19, 2008 through December 18, 2008) was 0.01% of its net assets as of the close of business on September 19, 2008. The participation fee for the first extension of the Program (December 19, 2008 through April 30, 2009) was 0.015% of its net assets as of the close of business on September 19, 2008, and the fee for the second extension of the Program (May 1, 2009 through September 18, 2009) is 0.015% of its net assets as of the close of business on September 19, 2008.

The date of this supplement is April 13, 2009.

C03-041 4/13/09